SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K


                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  March 8, 2002
                                  -------------
                                 Date of report
                        (Date of earliest event reported)


                             BE SAFE SERVICES, INC.
                             ----------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                                    --------
                 (State or Other Jurisdiction of Incorporation)


      0-26239                                           11-3479172
------------------------                    ------------------------------------
(Commission File Number)                    (IRS Employer Identification No.)


1517 E. 7TH AVENUE, SUITE C, TAMPA, FLORIDA                 33605
-------------------------------------------              -----------
(Address of Principal Executive Offices)                 (Zip Code)


                                 (813) 248,0096
           -----------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 4: CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On March 8, 2002, the Board of Directors of Be Safe Services, Inc. (the "Company") adopted a resolution changing its independent accountant from Weiss & Company, Certified Public Accountants (the "Former Accountant") to the firm of Aidman, Piser & Company, P.A. (the "New Accountant"). The action was taken principally because the Company had completed the acquisition of First National Data Bank, Inc. ("FNDB") and the Board decided it would be in the Company's best interest to utilize the services of an auditor located in close proximity to FNDB. During the fiscal year ended December 31, 2000 and 1999 and for the periods from inception on March 16, 1999 through December 31, 2000 and any subsequent interim period to the date of the dismissal (March 8, 2002), the Company had no disagreement with its Former Accountant on any matter of accounting principal or practice, financial statement disclosure or auditing scope or procedure which would have caused the Former Accountant to make reference in its report upon the subject matter of disagreement. The Former Accountant previously issued a report dated April 20, 2001 on the financial statements of the Company as of and for the year ended December 31, 2000 and 1999, and for the period from inception on March 16, 1999 through December 31, 2000. The report did not contain an adverse opinion or disclaimer of opinion or qualification as to audit scope or accounting principle. The Former Accountant's report did contain additional disclosure relating to uncertainty as to the Company's ability to continue as a going concern but did not contain any adjustment for the disclosed uncertainties. The Company has asked the Former Accountant to review this disclosure and has provided them the opportunity to furnish the Company with a letter addressed to the Commission containing any new information or clarification of the disclosure.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         16.1 Letter dated March 8, 2002, from Weiss & Company, Certified Public Accountants, to the Registrant regarding change of certifying accountant.

         16.2 Letter dated March 8, 2002, from Weiss & Company, Certified Public Accountants regarding agreement with Item 4.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BE SAFE SERVICES, INC.



Date:  March 12, 2002                         By:  /s/ Terry Haynes
                                                  -----------------------
                                                  Terry Haynes, CEO


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